UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 10, 2026

WhiteHorse Finance, Inc.

(Exact Name of Registrant as Specified in Its Charter)

814-00967

(Commission File Number)

Delaware	45-4247759
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1450 Brickell Avenue, 31st Floor,

Miami, FL 33131

(Address of principal executive offices) (Zip code)

(305) 381-6999

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	WHF	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
7.875% Notes due 2028	WHFCL	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 10, 2026, WhiteHorse Finance Credit I, LLC (“WhiteHorse Credit”), a wholly owned subsidiary of WhiteHorse Finance, Inc. (the “Company”), entered into a Twelfth Amendment by and among WhiteHorse Credit, as borrower, JPMorgan Chase Bank, National Association, as lender and administrative agent, Citibank, N.A., as collateral agent and securities intermediary, the Company, as portfolio manager, and Virtus Group LP, as collateral administrator (the “Twelfth Amendment”) to amend the terms of the Fifth Amended and Restated Loan Agreement, dated April 28, 2021 (as previously amended on July 15, 2021, October 4, 2021, January 4, 2022, February 4, 2022, March 30, 2022, April 12, 2023, June 28, 2024, November 21, 2024, December 19, 2024, January 17, 2025 and June 27, 2025), by and among WhiteHorse Credit, as borrower, JPMorgan Chase Bank, National Association, as lender and administrative agent, Citibank, N.A., as collateral agent and securities intermediary, the Company, as portfolio manager, and Virtus Group LP, as collateral administrator (Virtus Group LP, together with JPMorgan and Citibank, N.A., the “Parties”) (as amended, the “Amended Loan Agreement”). The Twelfth Amendment, among other things, reduces the Financing Commitments agreed by WhiteHorse Credit and the lenders from $100,000,000 to $50,000,000 on March 10, 2026. Capitalized terms used herein without definition have the meanings assigned to them in the Amended Loan Agreement, as amended by the Twelfth Amendment. Capitalized terms used herein without definition have the meanings assigned to them in the Amended Loan Agreement, as amended by the Twelfth Amendment.

In connection with the Twelfth Amendment, the Administrative Agent and the Lenders hereby agree to waive the 1.00% premium to which they would otherwise be entitled pursuant to Section 4.03(c)(ii) of the Amended Loan Agreement.

The description above is only a summary of the modifications pursuant to the Twelfth Amendment and is qualified in its entirety by reference to a copy of the Twelfth Amendment which attaches the Amended Loan Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this Current Report on Form 8-K may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

10.1

Twelfth Amendment to Fifth Amended and Restated Loan Agreement, dated March 10, 2026, by and among WhiteHorse Finance Credit I, LLC, as borrower, JPMorgan Chase Bank, National Association, as lender and administrative agent, Citibank, N.A., as collateral agent and securities intermediary, WhiteHorse Finance, Inc., as portfolio manager, and Virtus Group LP, as collateral administrator

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2026	WHITEHORSE FINANCE, INC.
/s/ Joyson C. Thomas
	By:	Joyson C. Thomas
	Title:	Chief Financial Officer